UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-4442 (Registrant’s Telephone Number)
Copy of all Communications to: Peter V. Hogan Buchalter 1000 Wilshire Boulevard, Suite 1500 Los Angeles, CA 90017 (213) 891-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 28, 2019, Parallax Health Sciences Inc., a Nevada corporation (“PRLX”), entered into a Purchase Agreement (the “Purchase Agreement”) with Global Career Networks Inc., a Delaware corporation, (“GCN”) fully executed  on September 6, 2019 and Effective at 7:00am PDT (Pacific Daylight Saving Time) on October 15, 2019 (“Effective Time”), all of the closing conditions in the Purchase Agreement were satisfied and PRLX completed the acquisition of GCN shares in accordance with the terms of the Purchase Agreement, as described below.

Pursuant to the Purchase Agreement, PRLX acquired a Nineteen Percent (19%) interest in GCN in a stock-for-stock exchange. GCN exchanged Seven Hundred Sixty (760) shares of GCN common stock for Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (6,666,667) shares of PRLX common stock, par value $0.001 per share (the “Acquisition”). Each PRLX share was valued at $0.15 per share. A summary of the material terms of the Purchase Agreement follows.

Acquisition Consideration

The consideration payable to GCN upon completion of the Acquisition (“Acquisition Consideration”) consisted of whole shares of PRLX common stock, par value $0.001 per share (“PRLX Common Stock”). Upon consummation of the Acquisition, PRLX acquired Seven Hundred Sixty (760) shares of GCN common stock accounting for a Nineteen Percent (19%) interest in GCN.

Based on the firm valuation of the PRLX Common Stock in the Purchase Agreement, $0.15 per share, and the aggregate number of shares being issued, 6,666,6667 shares of PRLX Common Stock, the aggregate Acquisition Consideration is valued at $1,000,000. The PRLX Common Stock issued as part of this transaction are unregistered securities and are being issued pursuant to section 4(a)(2) or section 4(a)(5) of the Securities Act of 1933’s, as amended, registration exemptions.

Contingent Consideration

Pursuant to the terms of the Purchase Agreement, if on the one (1) year anniversary of the Purchase Agreement the Acquisition Consideration does not have a market value of at least $2,000,000, then PRLX shall issue additional shares of PRLX Common Stock in its discretion, such that the aggregate Acquisition Consideration equals $2,000,000 on the one (1) year anniversary date, or be subject to a diminution of ownership.

Conditions to the Acquisition

Completion of the Acquisition was subject to certain customary conditions, all of which were satisfied as of the Effective Time, including (i) the execution and delivery of the Purchase Agreement by both GCN and PRLX, (ii) all representations and warranties are true and correct in all material respects, and (iii) the performance and satisfaction of all covenants, agreements and conditions, in all material respects, at or prior to the closing date.

The obligation of PRLX to consummate the Acquisition was also conditioned upon, (1) GCN’s execution of a “leak out agreement” such that GCN shall not be able to sell more than 300,000 shares of PRLX Common Stock nor exceed $300,000 worth of sales of shares of PRLX Common Stock in any one month, (2) GCN shall have granted PRLX exclusive rights to sell its Drug Testing Capabilities and Cognitive Applications to GCN Companies, (3) GCN shall have agreed to provide PRLX at least one Advisory Board seat, and (4) GCN’s entering into a License Agreement with PRLX. All of these conditions were also satisfied as of the Effective Time.

All other information in the Purchase Agreement, and the specific terms therein, are hereby incorporated by reference by virtue of said Purchase Agreement being included as Exhibit 10.1 below.

ITEM 2.01COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.01.

ITEM 3.02UNREGISTERED SALE OF SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

ITEM 8.01OTHER EVENTS

Joint Press Release

On September 19, 2019, PRLX issued a press release announcing the execution of the Purchase Agreement and consummation of the Acquisition at the Effective Time.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  For additional information about the Acquisition, see Item 1.01 of this Current Report on Form 8-K.

The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains certain forward-looking information about PRLX, GCN, and the Acquisition after the close of the Acquisition and is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact are forward-looking statements.  Such statements involve inherent risks, uncertainties, and contingencies, many of which are difficult to predict and are generally beyond the control of PRLX and GCN.  PRLX and GCN caution investors that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements.  In addition to factors previously disclosed in reports filed by PRLX with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to the successful integration of GCN, or achieving expected beneficial synergies and/or operating efficiencies, in each case might not be obtained within expected time-frames or at all. All forward-looking statements included in this press release are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit	Filing Reference
10.1*	Purchase Agreement dated as of August 28, 2019 by and among Parallax Health Sciences and Global Center Networks	Filed herewith
99.1	Press release dated September 19, 2019	Filed herewith

* Confidential disclosure schedules omitted.  The Registrant undertakes to furnish copies of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Dated: October 16, 2019	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer